UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Digital Realty Trust, Inc. held its Annual Meeting of Stockholders, at which the stockholders voted on proposals as follows:

Proposal 1. Election of directors, each to serve until the 2024 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualifies.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexis Black Bjorlin	228,068,628	26,839,272	860,432	13,096,624
VeraLinn Jamieson	248,708,777	3,440,633	3,618,922	13,096,624
Kevin J. Kennedy	243,904,657	8,241,132	3,622,543	13,096,624
William G. LaPerch	246,581,037	5,563,327	3,623,968	13,096,624
Jean F.H.P. Mandeville	253,830,091	1,504,226	434,015	13,096,624
Afshin Mohebbi	252,877,692	2,451,824	438,816	13,096,624
Mark R. Patterson	242,155,679	9,988,467	3,624,186	13,096,624
Mary Hogan Preusse	243,223,252	8,840,807	3,704,273	13,096,624
Andrew P. Power	253,897,536	1,440,981	429,815	13,096,624

Proposal 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
266,457,532	2,278,159	129,265	None

Proposal 3. Resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers (a “say-on-pay vote”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
225,909,341	29,250,936	608,055	13,096,624

Proposal 4. On a non-binding, advisory basis, the frequency of holding future say-on-pay votes (every one, two or three years).

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
247,433,143	188,160	7,707,301	439,728	13,096,624

Proposal 5. A stockholder proposal regarding inclusion in the workplace.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,345,996	219,976,312	3,446,024	13,096,624

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.
By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Date: June 13, 2023